August 2023 Investor Presentation Contact: Allen Danzey CFO The Dixie Group Phone: 706-876-5865 allen.danzey@dixiegroup.com Exhibit 99.1

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History



THE DIXIE GROUP

- 1920 Began as Dixie Mercerizing in Chattanooga, TN
- 1990's Transitioned from textiles to floorcovering
- 2003 Refined focus on upper- end floorcovering market
- 2003 Launched Dixie Home - upper end residential line
- 2005 Launched modular tile carpet line – new product category
- 2012 Purchased Colormaster dye house and Crown Rugs
- 2013 Purchased Robertex - wool carpet manufacturing
- 2014 Purchased Atlas Carpet Mills – high-end commercial business
- 2014 Purchased Burtco - computerized yarn placement for hospitality
- 2016 Launched Calibré luxury vinyl flooring in Masland Contract
- 2017 Launched Stainmaster® LVF in Masland and Dixie Home
- 2018 Launched engineered wood in our Fabrica brand
- 2018 Unified Atlas and Masland Contract into single business unit
- 2019 Launched TRUCOR™ and TRUCOR Prime™ LVF in Dixie Home and Masland
- 2021 Sale of AtlasMasland Commercial Business
- 2022 Launched 1866 by Masland and Décor by Fabrica

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Dixie Today • Commitment to brands in the upper-end residential market with strong growth potential. • Diversified customer base – Top 10 customers • 6% of sales – Top 100 customers • 24% of sales 4

Net Sales of Residential Products ($ shown in millions) 5

Dixie Group Business Drivers 6 • The residential flooring market is driven by remodeling, existing home sales and new construction of single family and multifamily housing. • Our residential business plays primarily in the mid to high end residential replacement segment, dependent upon consumer confidence, the health of the stock market and the wealth effect.

New and Existing Home Sales Seasonally Adjusted Annual Rate 7 New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/newhomesales Jan '15 Jan '16 Jan '17 Jan '18 Jan '19 Jan '20 Jan '21 Jan '22 Jan '23 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1,000 1,050 3,500 4,000 4,500 5,000 5,500 6,000 6,500 7,000

Remodeling Activity 8

2022 U.S. Flooring Manufacturers Source: Floor Focus - Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber 9 Flooring Manufacturers Flooring $ in millions Flooring Market %  Shaw (Berkshire Hathaway) 6,076 24.7% Mohawk (MHK) 5,306 21.6% MSI 1,435 5.8% Engineered Floors (Private) 1,414 5.7% Mannington 1,010 4.1% Imports & All Others 9,344 38.0% Total 24,585 100.0%

Industry Positioning The Dixie Group • Strategically our business is driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with an emphasis on beautiful and trend setting styles, colors, and designs – Be quality focused with a reputation for building excellent products and standing behind what we make – And, unlike most of the industry, not manufacturing driven 10

Dixie Group High-End Residential Sales All Brands 11 Sales by Brand for Q2 2023 Trailing Twelve Months

Dixie Group High-End Residential Sales All Brands Sales by Channel for Q2 2023 Trailing Twelve Months The company believes that a significant portion of retail sales also involve a designer. 12 Retailer Designer Other Builder

# Market Share

THE DIXIE GROUP



TDG Soft Surface Residential Market Share
8%
7%
6%
5%
4%
3%
2%
1%
0%
1Q09
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Sales by The Dixie Group as a percent of the estimated total residential market

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• In January 2023, we rebranded Dixie Home as DH Floors and celebrated 20 years in the market. • Affordable Fashion: DH Floors provides well styled carpet and hard surface designs in the mid to high end residential market. • With a broad range of price points, DH Floors meets the needs of a wide range of consumers through the specialty retail channel. • For 2023, we are excited to launch a new collection of beautiful carpet styles made with Durasilk™ solution dyed polyester. • Growth initiatives – Durasilk™ Solution Dyed Polyester – TRUCOR® SPC flooring – DH engineered wood – EnVision Nylon™ – EnVisionSD Pet Solutions™ 14

• Inspired by Design: leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven, approximately 18% of sales directly involve a designer • The most versatile offering in the industy • Growth initiatives – TRUCOR® Prime WPC flooring – TRUCOR® Energy SPC flooring – TRUCOR® Tymbr high performance laminate flooring – 1866 by Masland high end wool and decorative carpet and rugs – EnVision Nylon™ – EnVisionSD Pet Solutions™ 15

• Quality without Compromise: beautiful, high end residential products, manufactured with the finest raw materials and an unwavering commitment to quality and attention to detail. • Designer focused, approximately 24% of sales directly involve a designer • Custom construction, pattern, and color capabilities. • Growth initiatives – Fabrica Fine Wood Floors, a sophisticated collection of refined wood flooring – EnVision Nylon™ – Décor by Fabrica – high end wool and decorative carpet and rugs 16

Current Business Conditions Operating Results • The first six months of 2023 results reflected the positive impact of our facility consolidation efforts, fiber conversions and cost reductions as our gross profit margin was 26.7% for the period • The first six months of 2023 operating income was $560 thousand inclusive of facility consolidation expenses in the amount of $1,768 thousand • For the month of July, order entry is slightly ahead of the comparable period in the prior year. Growth Initiatives • 2023 launch of our Elements Collection in DH Floors, featuring cut pile textures and patterns made with Durasilk™ solution dyed polyester. These products have been very well received by the market and we are seeing strong levels of order entry and sales. • Ongoing development of best-in-class products under our EnVision Nylon™ and EnVisionSD Pet Solutions™ platforms. • Continued innovation and introduction of new hard surface products into our growing TRUCOR® and Fabrica Fine Wood programs; we are also entering new categories such as high-performance laminate to diversify our hard surface offering. • Execution of our new decorative segment offering, 1866 by Masland, 1866 All Seasons Collection, and Décor by Fabrica. Fueled by new products, this segment is pacing well ahead of the market in 2023. • For the quarter, we gained share in the residential replacement market, for both soft surface and hard surface. Our higher end Masland brand and our wood segment were especially strong compared to the market.